FLEXSHARES® TRUST

FlexShares® International Quality Dividend Defensive Index Fund (IQDE)

SUPPLEMENT DATED DECEMBER 20, 2024 TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”), EACH DATED MARCH 1, 2024

Capitalized terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Fund’s Summary Prospectus, Prospectus and SAI.

The Board of Trustees (the “Board”) of FlexShares® Trust (the “Trust”), upon the recommendation of Northern Trust Investments, Inc., investment adviser to the Trust, has determined that it is in the best interests of the FlexShares® International Quality Dividend Defensive Index Fund (the “Fund”) and its shareholders that the Fund be liquidated and terminated on or about January 21, 2025 (the “Liquidation Date”) pursuant to a plan of liquidation and termination approved by the Board. The Liquidation Date may be changed at the discretion of the Trust’s officers. The Board requested and NTI agreed to a waiver of the Fund’s management fees beginning the date on which the Fund no longer accepts creation orders through the completion of the liquidation.

Prior to and through the close of regular trading (the “Close of Trading”) on the NYSE Arca, Inc. (“NYSE Arca”) on or about January 21, 2025 (the “Closing Date”), the Fund will undertake the process of closing down and liquidating its portfolio. As the Fund increases its holdings in cash and cash equivalents, it will not be able to track its underlying index, and as a result will not be able to achieve its investment objective during this period.

On or about January 17, 2025, the Fund will stop accepting orders from Authorized Participants to purchase Creation Units as of its normal Closing Time as described in the SAI (i.e., 4:00 p.m., Eastern time). In addition, the deadline for orders to redeem Creation Units of the Fund on the Closing Date will be no later than 1:00 p.m., Eastern time. If an Authorized Participant does not place its redemption order on the Closing Date by 1:00 p.m. Eastern time, then the order will be rejected for not being submitted in good form and the shares included in such order will be individually redeemed as part of the overall liquidation of the Fund.

Trading of the Fund’s shares will be suspended prior to the open of regular trading (i.e., 9:30 a.m., Eastern time) on the NYSE Arca on January 22, 2025. Accordingly, the final date of trading of the Fund’s shares on the NYSE Arca will be January 21, 2025. Shareholders may sell their shares on or before the Close of Trading on January 21, 2025, and may incur customary brokerage charges. Shareholders who do not sell their shares on or before the Close of Trading on January 21, 2025, will receive cash equal to the amount of the net asset value of their shares calculated as of the close of business on the Closing Date. Proceeds of the liquidation are currently expected to be sent to shareholders on or about January 28, 2025. These payments may be taxable and will include any accrued capital gains and dividends. In addition, the Fund may also pay a final clean-up distribution of any accrued capital gains and income in an amount necessary to comply with any tax requirements applicable to the Fund to shareholders of record as of the Close of Trading on the Closing Date. Please consult your tax advisor about the potential tax consequences. Investors may obtain additional information about the liquidation by calling 1-855-FLEXETF (1-855-353-9383) or by sending an e-mail request to info@flexshares.com.

Effective upon the Closing Date, all references to the Fund will be deemed to have been removed from the Prospectus and SAI.

Please retain this Supplement with your Summary Prospectus, Prospectus and SAI for future reference.